                                                                    Exhibit 99.2
                            SELECTED FINANCIAL DATA
                                      AND
                           QUARTERLY FINANCIAL DATA
                          (Restated Under FAS No.128)

  During 1997 the Financial Accounting Standards Board issued Financial Accounting Standards No. 128 "Earnings Per Share" which is effective for the Company beginning with the first quarter of fiscal 1998. Statement 128 replaces the previously reported primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes the potential dilutive effect of common stock equivalents such as stock options, warrants and convertible securities. Diluted earnings per share is similar to the previously reported primary and fully diluted earnings per share. Following are restated earnings per share amounts for prior periods computed in compliance with Statement 128 as well as other required disclosures.

Selected Financial Data:
                                               1997     1996     1995     1994     1993
                                               ----     ----     ----     ----     ----
Earnings (loss) per share
-------------------------
  Basic earnings (loss) per share -
    Continuing operations, before accounting
     change and extraordinary item             (2.95)    0.98     0.78     0.71     0.16
    Accounting change                           0.00     0.00     0.00     0.00     0.18
    Discontinued operations                   (11.42)   (2.69)    0.15     0.48     0.54
    Extraordinary item                         (0.31)    0.00     0.00     0.00     0.00
    Net income (loss)                         (14.68)   (1.71)    0.93     1.19     0.88
  Diluted earnings (loss) per share -
    Continuing operations, before accounting
     change and extraordinary item             (2.95)    0.93     0.69     0.64     0.13
    Accounting change                           0.00     0.00     0.00     0.00     0.16
    Discontinued operations                   (11.42)   (2.56)    0.13     0.42     0.47
    Extraordinary item                         (0.31)    0.00     0.00     0.00     0.00
    Net income (loss)                         (14.68)   (1.63)    0.82     1.06     0.76

Quarterly Financial Data:

                                              First    Second     Third    Fourth
                                             Quarter   Quarter   Quarter   Quarter     Year
                                             -------   -------   -------   -------   -------
1997

Loss per share
--------------
  Basic loss per share -
    Continuing operations                     (0.23)    (0.42)    (0.71)    (1.60)    (2.95)
    Discontinued operations                   (1.40)    (2.67)    (1.72)    (5.61)   (11.42)
    Extraordinary item                         0.00      0.00      0.00     (0.31)    (0.31)
    Net loss                                  (1.63)    (3.09)    (2.43)    (7.52)   (14.68)
  Diluted loss per share -
    Continuing operations                     (0.23)    (0.42)    (0.71)    (1.60)    (2.95)
    Discontinued operations                   (1.40)    (2.67)    (1.72)    (5.61)   (11.42)
    Extraordinary item                         0.00      0.00      0.00     (0.31)    (0.31)
    Net loss                                  (1.63)    (3.09)    (2.43)    (7.52)   (14.68)



1996

Earnings (loss) per share
-------------------------
  Basic earnings (loss) per share -
    Continuing operations                      0.29      0.59      0.07      0.08      0.98
    Discontinued operations                   (0.07)    (1.10)    (0.61)    (0.82)    (2.69)
    Net income (loss)                          0.22     (0.51)    (0.54)    (0.74)    (1.71)
  Diluted income (loss) per share -
    Continuing operations                      0.25      0.55      0.07      0.08      0.93
    Discontinued operations                   (0.05)    (1.02)    (0.58)    (0.79)    (2.56)
    Net income (loss)                          0.20     (0.47)    (0.51)    (0.71)    (1.63)

 The following table sets forth the computation of basic and diluted earnings
                               (loss) per share:

                                                           (Dollar amounts in thousands except per share amounts)
                                                           F/Y 1997            F/Y 1996            F/Y 1995
                                                           --------            --------            --------
Basic Earnings (Loss) Per Share
-------------------------------
Income (loss) from continuing operations                       (32,930)              9,817              6,627
Less preferred dividends                                             -                   1                  4
                                                            ----------          ----------          ---------
Income (loss) from continuing operations available
  for common stockholders                                      (32,930)              9,816              6,623
                                                            ==========          ==========          =========

Weighted average common shares outstanding                  11,144,087          10,009,666          8,531,529
Adjustments                                                          -                   -                  -
                                                            ----------          ----------          ---------
Common shares used for basic earnings (loss) per
  share computations                                        11,144,087          10,009,666          8,531,529
                                                            ==========          ==========          =========

Basic earnings (loss) per share from continuing operations       (2.95)               0.98               0.78
                                                            ==========          ==========          =========

Diluted Earnings (Loss) Per Share
---------------------------------
Income (loss) from continuing operations used in basic
  earnings (loss) computations, above                          (32,930)              9,816              6,623
Adjustments                                                          -                   -                  -
                                                            ----------          ----------          ---------
Income (loss) from continuing operations used in
  diluted earnings (loss) per share calculations               (32,930)              9,816              6,623
                                                            ==========          ==========          =========

Common shares used for basic earnings (loss) per
  share computations, above                                 11,144,087          10,009,666          8,531,529

Effect of dilutive securities -
  Series D convertible preferred stock                               -             212,429            292,304
  Stock options, using the treasury stock method                     -             291,115            801,661
                                                            ----------          ----------          ---------
Common shares used for diluted earnings (loss) per
  share computations                                        11,144,087          10,513,210          9,625,494
                                                            ==========          ==========          =========
Diluted earnings (loss) per share from continuing
  operations                                                     (2.95)               0.93               0.69
                                                            ==========          ==========          =========

  The following potentially dilutive securities were excluded from the above diluted earnings (loss) per share calculations because their inclusion would have been anti-dilutive.

                                                      F/Y 1997       F/Y 1996       F/Y 1995
                                                      --------       --------       --------
          Stock options                                829,298        630,427        115,178
          Common shares issuable upon conversion
            of convertible subordinated debt           618,556        618,556        333,069

                                                                          Page 3